UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.Material Modification to Rights of Security Holders.

The Continuance

On July 13, 2023, ProMIS Neurosciences Inc. (the “Company”) continued its existence from a corporation incorporated under the Canada Business Corporations Act (“CBCA”) into the Province of Ontario under the Business Corporations Act (Ontario) (the “OBCA”) (the “Continuance”). The Continuance was approved by the Company’s shareholders at the Company’s 2023 Annual Meeting of Shareholders held on June 29, 2023.

Effects of the Continuance

Upon receipt of the Certificate of Continuance, the Company became subject to the OBCA as if it had been incorporated under the OBCA and upon receipt of the Certificate of Discontinuance, the CBCA ceased to apply to the Company, thereby completing the Continuance. The Continuance did not create a new legal entity, affect the continuity of the Company or result in a change in its business. However, the Continuance affected certain rights of shareholders as they currently exist under the CBCA and the Company’s existing articles and by-laws. Set out below under “— Comparison of CBCA and OBCA” is a summary of some of the key differences in corporate law between the CBCA and OBCA.

The OBCA provides when a foreign corporation continues under such legislation:

●	the company possesses all the property, rights, privileges and franchises and is subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of the foreign corporation;
●	a conviction against, or ruling, order or judgment in favor of or against, the foreign corporation may be enforced by or against the company; and
●	the company shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against the foreign corporation.

The Continuance did not affect the Company’s status as a listed company on the Toronto Stock Exchange or the Nasdaq, nor as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant in the United States and the Company remains subject to their respective requirements.

As of the effective date of the Continuance, the Company’s current constating documents — its articles and by-laws under the CBCA — were replaced with articles and by-laws under the OBCA, the legal domicile of the Company is the Province of Ontario and the Company is no longer subject to the provisions of the CBCA.

Certain rights of the Company’s shareholders were also changed as a result of the Continuance, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 1, 2023 (the “2023 Proxy Statement”), under the section entitled “Proposal 3 – Continuance Into Ontario,” which description is incorporated herein by reference.

The Continuance did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Continuance. The Continuance did not result in any change in headquarters, business, jobs, management, number of employees, assets, liabilities or net worth of the Company.

Comparison of CBCA and OBCA

The Company is now governed by the OBCA. The provisions of the OBCA dealing with shareholder rights and protections are generally comparable to those contained in the CBCA. The Company shareholders will not lose or gain any significant rights or protections as a result of the Continuance. The following is a summary comparison of certain provisions of the OBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and OBCA, as applicable.

Charter Documents

There are no significant differences between the CBCA and the OBCA with respect to the charter documents for companies governed by those statutes. The foregoing descriptions of the charter documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles and By-Laws under the OBCA, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Shareholder Proposals and Shareholder Requisitions

Both statutes provide for shareholder proposals. Under the CBCA, a shareholder entitled to vote at a meeting of shareholders may (i) submit notice of a proposal to the corporation, and (ii) discuss at the meeting any matter in respect of which such shareholder would have been entitled to submit a proposal. The registered or beneficial shareholder must either: (i) have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000, or (ii) have the support of persons who, in the aggregate, have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000.

Under the OBCA, proposals may be submitted by both registered and beneficial shareholders who are entitled to vote at a meeting of shareholders. Each statute contains certain requirements with respect to, among other things, the content, timing and delivery of proposals. Moreover, each statute includes provisions which allow a corporation to refuse to process a proposal in similar circumstances. Both statutes provide that holders of not less than 5% of the outstanding voting shares may requisition a meeting of shareholders, and permit the requisitioning registered shareholder to call the meeting where the board of directors of the company does not do so within the 21 days following the company’s receipt of the shareholder meeting requisition.

Rights of Dissent and Appraisal

The OBCA provides that shareholders, including beneficial holders, who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is available to shareholders, whether or not their shares carry the right to vote, where the company proposes to:

●	amend its articles to add, remove or change any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
●	amend its articles to add, remove or change any restriction upon the business or businesses that the company may carry on;
●	amalgamate with another company (other than for vertical or horizontal short-form amalgamations);
●	be continued under the laws of another jurisdiction;
●	sell, lease or exchange all or substantially all its property; or
●	carry out a going-private transaction.

The CBCA contains a similar dissent remedy, provided however, that in addition to the foregoing, the CBCA expressly provides for dissent rights with respect to a squeeze-out transaction. Under the CBCA and OBCA, the dissenting shareholder must generally send notice of dissent at or before the resolution being passed.

Oppression Remedy

Under both the CBCA and the OBCA, a shareholder, beneficial shareholder, former shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of offering corporation under the OBCA, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where, in respect of a company or any of its affiliates, any act or omission of a company or its affiliates effects a result, the business or affairs of a company or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer. The OBCA allows a court to grant relief where a prejudicial effect to the shareholder is merely threatened, whereas the CBCA only allows a court to grant relief if the effect actually exists (that is, it must be more than merely threatened). Under the CBCA, such remedy is also available to the CBCA Director appointed under Section 260 of the CBCA.

Shareholder Derivative Actions

A broad right to bring a derivative action is contained in each of the CBCA and the OBCA and this right extends to officers, former shareholders, directors or officers of a company or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, both statutes permit derivative actions to be commenced in the name and on behalf of a company or any of its subsidiaries. Under the CBCA and OBCA, a condition precedent to a complainant bringing a derivative action is that the complainant has given at least 14 days’ notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring such a derivative action. However, under the OBCA, a complainant is not required to give notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring a derivative action if all of the directors of the corporation are defendants in the action. Under the CBCA, the CBCA Director appointed under Section 260 of the CBCA may also commence a derivative action.

Residency Requirements for Directors

Under the CBCA, at least one-quarter of the directors must be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Subject to certain exceptions, an individual must be a Canadian citizen or permanent resident ordinarily resident in Canada to be considered a resident Canadian under the CBCA. The OBCA does not have a residency requirement.

Independent Directors

Under the OBCA, at least one-third of the members of the board of directors cannot be officers or employees of the company or its affiliates. Under the CBCA, the requirement is that at least two of the directors cannot be officers or employees of the company or its affiliates. The Company is also subject to applicable securities law and stock exchange requirements with respect to director independence.

Notice-and-Access

Both statutes permit the use of the notice-and-access delivery system (“Notice-and-Access”) under National Instrument 51-102 — Continuous Disclosure Obligations and National Instrument 54-101 —  Communication with Beneficial Owners of Securities of Reporting Issuer. However, the CBCA currently requires companies to seek exemptive relief from the CBCA Director under Sections 151(1) and 156 of the CBCA, which exempt a company from the requirement to send a proxy circular to shareholders, duties related to intermediaries and the requirement to send annual financial statements to shareholders in order to use Notice-and-Access. Under the OBCA, companies are not required to obtain such exemptive relief in order to use Notice-and-Access.

Place of Meetings

Under the OBCA, subject to the articles of the corporation, and any unanimous shareholders agreement, a shareholders’ meeting may be held in or outside Ontario (including outside Canada) as determined by the directors, or in the absence of such a determination, at the place where the registered office of the corporation is located. Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place. Virtual or hybrid shareholder meetings, which are comprised of both an in-person and virtual element, are both permitted under the OBCA and CBCA, unless the articles or by-laws of a company state otherwise.

Constitutional Jurisdiction

Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada as a right. An OBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict an OBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas an OBCA company may not be allowed to use its name in that other province if that name, or a similar one, is already in use.

Registered Office

Under the OBCA, the registered office must be situated in Ontario and may be relocated to a different municipality within Ontario by special resolution of the shareholders or relocated within the same municipality by resolution of the directors. Under the CBCA, the registered office must be in the province specified in the articles and may be relocated to a different province by special resolution of the shareholders or relocated within the same province by resolution of the directors.

Short Selling

Under the CBCA, insiders of a corporation are prohibited from short selling any securities of the corporation unless the insider selling the securities owns or has fully paid for the securities being sold. The OBCA does not contain a similar prohibition.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Continuance of ProMIS Neurosciences Inc. (filed herewith)

3.2	Amended and Restated By-law No. 1 of ProMIS Neurosciences Inc. (filed herewith)

3.3	Amended and Restated By-law No. 2 of ProMIS Neurosciences Inc. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: July 14, 2023	By:	/s/ Gail Farfel
Name: Gail Farfel
Title: Chief Executive Officer